March 12, 2001

                            DREYFUS MIDCAP VALUE FUND
                                SUPPLEMENT TO THE
                        PROSPECTUS DATED JANUARY 1, 2001

     Dreyfus Midcap Value Fund will close to new investors when the fund's total net assets reach $1.4 billion (the "Closing Date"). Existing shareholders will be permitted to make additional investments in any account that holds shares of the fund as of the Closing Date. Shareholders whose accounts have a zero balance after the Closing Date will be prohibited from reactivating the account or opening a new account. Financial institutions maintaining omnibus accounts with the fund may not accept purchase orders from new investors after the Closing Date. The fund will not accept purchase orders for new accounts postmarked after the Closing Date.

     New accounts may be established after the Closing Date by participants in group employer retirement plans (and their successor plans) currently offering the fund as an investment option as of the Closing Date.

     The fund reserves the right to reopen the fund after the Closing Date.

     On March 1, 2001, William Goldenberg and Brian Ferguson joined Peter Higgins as co-portfolio managers of the fund. Mr. Goldenberg has been a Core Value Equity portfolio manager for The Boston Company Asset Management ("TBCAM") since August, 1995. Mr. Ferguson has been with TBCAM since July, 1997, first as an equity research manager and since December, 1999, as a Midcap Plus portfolio manager. From May, 1995 through June, 1997, Mr. Ferguson was an equity research analyst for Wellington Management Company, LLP. Mr. Goldenberg and Mr. Ferguson became dual employees of TBCAM and Dreyfus in February, 2001.


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